UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ___________November 20, 2008__________________

BIO SOLUTIONS MANUFACTURING, INC.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32044	16-1576984
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

4440 Arville Street, #6	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 222-9532

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

The board of directors of Bio Solutions has approved a 1-for-1,000 reverse stock split of its currently outstanding shares of common stock. The reverse stock split will become effective on or about November 20, 2008. Our new symbol on this date will be “BSOM.OB.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO SOLUTIONS MANUFACTURING, INC.

(Registrant)

Date: November 20, 2008	By: /s/ Patricia M. Spreitzer
Patricia M. Spreitzer, Secretary